                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                          MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-22400

                     Oppenheimer Emerging Markets Debt Fund
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                         Date of fiscal year end: May 31

                      Date of reporting period: 02/28/2011

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

                                                  Principal
                                                   Amount               Value
                                               --------------       ------------
U.S. GOVERNMENT OBLIGATIONS--0.5%
U.S. Treasury Nts., 3.50%, 5/15/20(1)
   (Cost $264,180)                             $      255,000       $    259,143
FOREIGN GOVERNMENT OBLIGATIONS--64.6%
ARGENTINA--2.2%
Argentina (Republic of) Bonds:
2.50%, 12/31/38(2)                                    170,000             72,250
8.28%, 12/31/33                                       193,530            167,404
Series VII, 7%, 9/12/13                                65,000             64,993
Argentina (Republic of) Sr. Unsec. Nts.:
6.976%, 10/3/15                                       375,000            345,205
13.692%, 1/30/14(2)                                    80,000 ARP         19,195
Argentina (Republic of) Sr. Unsec. Unsub.
   Nts., 7.267%, 12/31/33(2)                        1,002,940 ARP        337,350
Provincia de Buenos Aires Sr. Unsec. Unsub.
   Nts., 10.875%, 1/26/21(3)                          100,000             93,190
                                                                    ------------
                                                                       1,099,587
                                                                    ------------
BELIZE--0.0%
Belize (Government of) Unsec. Unsub. Bonds,
   6%, 2/20/29(4)                                      15,000             12,900
BRAZIL--8.1%
Brazil (Federal Republic of) Nota Do Tesouro
   Nacional Nts.:
10%, 1/1/17                                         5,316,000 BRR      2,883,253
10%, 1/1/21                                         1,664,000 BRR        869,104
11.785%, 5/15/45                                      205,000 BRR        254,050
                                                                    ------------
                                                                       4,006,407
                                                                    ------------
COLOMBIA--4.4%
Colombia (Republic of) Bonds, 12%, 10/22/15       796,000,000 COP        525,727
Colombia (Republic of) Sr. Nts., 7.375%,
   3/18/19                                            100,000            120,000
Colombia (Republic of) Sr. Unsec. Bonds,
   6.125%, 1/18/41                                    150,000            152,625
Colombia (Republic of) Sr. Unsec. Unsub.
   Bonds, 7.75%, 4/14/21                          978,000,000 COP        542,490
Colombia (Republic of) Unsec. Nts., 7.375%,
   1/27/17                                            100,000            118,850
Colombia (Republic of) Unsec. Unsub. Bonds,
   9.85%, 6/28/27                               1,125,000,000 COP        689,984
                                                                    ------------
                                                                       2,149,676
                                                                    ------------
DOMINICAN REPUBLIC--0.2%
Dominican Republic Bonds, 7.50%, 5/6/21(4)            100,000            103,500
                                                                    ------------
EGYPT--0.1%
Egypt (The Arab Republic of) Sr. Unsec.
   Unsub. Nts., 6.875%, 4/30/40(4)                     40,000             36,000
                                                                    ------------
GHANA--0.1%
Ghana (Republic of) Bonds, 8.50%, 10/4/17(4)           55,000             59,675
                                                                    ------------
HUNGARY--2.3%
Hungary (Republic of) Bonds:
Series 15/A, 8%, 2/12/15                           71,700,000 HUF        377,045
Series 16/C, 5.50%, 2/12/16                        68,500,000 HUF        325,582
Series 17/B, 6.75%, 2/24/17                        47,900,000 HUF        239,303
Series 19/A, 6.50%, 6/24/19                        44,000,000 HUF        213,238
                                                                    ------------
                                                                       1,155,168
                                                                    ------------


                   1 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

                                                  Principal
                                                   Amount               Value
                                               --------------       ------------
INDONESIA--1.0%
Indonesia (Republic of) Nts., 6.875%,
   1/17/18(4)                                  $      240,000       $   274,800
Indonesia (Republic of) Sr. Unsec. Nts.,
   7.75%, 1/17/38(4)                                  150,000            181,500
Indonesia (Republic of) Sr. Unsec. Unsub.
   Bonds, 6.625% 2/17/37(4)                            55,000             59,263
                                                                    ------------
                                                                         515,563
                                                                    ------------
KOREA, REPUBLIC OF SOUTH--3.7%
Korea (Republic of) Sr. Unsec. Bonds, Series
   2006, 5%, 6/10/20                              990,000,000 KRW        902,406
Korea (Republic of) Sr. Unsec. Monetary
   Stabilization Bonds, Series 1208, 3.81%,
   8/2/12                                         766,000,000 KRW        681,438
Korea (Republic of) Sr. Unsec. Unsub. Nts.:
5.125%, 12/7/16                                       145,000            156,147
7.125%, 4/16/19                                        70,000             83,069
                                                                    ------------
                                                                       1,823,060
                                                                    ------------
MALAYSIA--0.2%
1Malaysia Sukuk Global Bhd Sr. Unsec. Unsub.
   Nts., 3.928%, 6/4/15(4)                            100,000            104,436
                                                                    ------------
MEXICO--10.8%
United Mexican States Bonds:
5.625%, 1/15/17                                       110,000            121,825
Series M, 6.50%, 6/10/21                           14,000,000 MXN      1,067,895
Series M20, 7.50%, 6/3/27(2)                        8,760,000 MXN        687,265
Series M10, 8%, 12/17/15(2)                         7,850,000 MXN        681,285
Series M20, 10%, 12/5/24(2)                        16,780,000 MXN      1,658,262
United Mexican States Sr. Nts., 5.75%,
   10/12/2110                                          80,000             72,000
United Mexican States Treasury Bills, Series
   BI, 4.31%, 5/26/11(5)                           12,650,000 MXN      1,034,451
                                                                    ------------
                                                                       5,322,983
                                                                    ------------
PANAMA--0.8%
Panama (Republic of) Bonds, 7.25%, 3/15/15            250,000            291,500
Panama (Republic of) Unsec. Bonds, 7.125%,
   1/29/26                                            100,000            119,000
                                                                    ------------
                                                                         410,500
                                                                    ------------
PERU--1.8%
Peru (Republic of) Bonds, 7.35%, 7/21/25              445,000            539,563
Peru (Republic of) Sr. Unsec. Nts., 7.84%,
   8/12/20(3)                                         770,000 PEN        308,111
Peru (Republic of) Sr. Unsec. Unsub. Bonds,
5.625%, 11/18/50(4)                                    60,000             56,100
                                                                    ------------
                                                                         903,774
                                                                    ------------
PHILIPPINES--0.7%
Philippines (Republic of the) Sr. Unsec.
   Unsub. Bonds, 6.375%, 10/23/34                     125,000            132,813
Philippines (Republic of the) Sr. Unsec.
   Unsub. Nts., 4.95%, 1/31/21                     10,000,000 PHP        225,889
                                                                    ------------
                                                                         358,702
                                                                    ------------


                   2 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

                                                  Principal
                                                   Amount               Value
                                               --------------       ------------
POLAND--7.3%
Poland (Republic of) Bonds:
Series 0414, 5.75%, 4/25/14                         1,500,000 PLZ   $    528,210
Series 0415, 5.50%, 4/25/15                         3,800,000 PLZ      1,316,111
Series 0416, 5%, 4/25/16                            2,835,000 PLZ        958,145
Series 1015, 6.25%, 10/24/15                        2,215,000 PLZ        789,261
                                                                    ------------
                                                                       3,591,727
                                                                    ------------
QATAR--0.1%
Qatar (State of) Sr. Nts., 5.25%, 1/20/20(4)           40,000             41,000
                                                                    ------------
SOUTH AFRICA--7.1%
South Africa (Republic of) Bonds:
5.50%, 3/9/20                                          70,000             74,025
Series R208, 6.75%, 3/31/21                         3,530,000 ZAR        441,930
Series R207, 7.25%, 1/15/20                        10,790,000 ZAR      1,423,567
Series R204, 8%, 12/21/18                           4,010,000 ZAR        560,621
Series R186, 10.50%, 12/21/26                       6,065,000 ZAR        989,270
                                                                    ------------
                                                                       3,489,413
                                                                    ------------
SRI LANKA--0.1%
Sri Lanka (Democratic Socialist Republic of)
   Sr. Unsec. Nts., 6.25%, 10/4/20(4)                  30,000             29,700
                                                                    ------------
TURKEY--10.8%
Turkey (Republic of) Bonds:
6.75%, 4/3/18                                         120,000            131,700
6.875%, 3/17/36                                        15,000             15,413
7%, 3/11/19                                           100,000            111,625
10.50%, 1/15/20(2)                                  1,065,000 TRY        712,776
11%, 8/6/14                                         2,055,000 TRY      1,359,289
16%, 3/7/12(2)                                      3,590,000 TRY      2,416,163
Series CPI, 14.419%, 8/14/13(2)                       105,000 TRY         96,767
Turkey (Republic of) Nts.:
7%, 6/5/20                                             50,000             55,688
7.50%, 7/14/17                                        100,000            114,750
Turkey (Republic of) Sr. Unsec. Nts., 7.50%,
   11/7/19                                            100,000            114,750
Turkey (Republic of) Unsec. Nts.:
6%, 1/14/41                                           100,000             90,750
6.75%, 5/30/40                                        100,000            100,500
                                                                    ------------
                                                                       5,320,171
                                                                    ------------
UKRAINE--0.5%
Financing of Infrastructural Projects State
   Enterprise Gtd. Nts., 8.375%, 11/3/17(4)            60,000             62,370
Ukraine (Republic of) Bonds, 7.75%,
   9/23/20(4)                                          50,000             50,375
Ukraine (Republic of) Sr. Unsec. Nts.,
   6.75%, 11/14/17(4)                                 150,000            147,938
                                                                    ------------
                                                                         260,683
                                                                    ------------
URUGUAY--0.7%
Uruguay (Oriental Republic of) Bonds,
   7.625%, 3/21/36                                    100,000            118,000
Uruguay (Oriental Republic of) Sr. Nts.,
   6.875%, 9/28/25                                    100,000            114,650


                   3 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

                                                  Principal
                                                   Amount               Value
                                               --------------       ------------
Uruguay (Oriental Republic of) Unsec. Bonds,
   8%, 11/18/22                                $      100,000       $   123,850
                                                                    ------------
                                                                         356,500
                                                                    ------------
VENEZUELA--1.6%
Venezuela (Republic of) Bonds:
9%, 5/7/23                                            275,000            184,663
9.25%, 9/15/27                                         60,000             43,260
Venezuela (Republic of) Nts.:
8.25%, 10/13/24                                        60,000             37,890
8.50%, 10/8/14                                        110,000             97,185
Venezuela (Republic of) Sr. Unsec. Unsub.
   Nts.:
7.75%, 10/13/19                                       170,000            113,645
12.75%, 8/23/22                                        10,000              8,500
Venezuela (Republic of) Unsec. Bonds:
7%, 3/31/38                                           185,000            104,063
7.65%, 4/21/25                                        270,000            161,730
9.375%, 1/13/34                                        45,000             30,263
                                                                    ------------
                                                                         781,199
                                                                    ------------
Total Foreign Government Obligations
   (Cost $32,347,942)                                                 31,932,324
                                                                    ------------
CORPORATE BONDS AND NOTES--16.1%
CONSUMER DISCRETIONARY--0.2%
HOTELS, RESTAURANTS & LEISURE--0.2%
Grupo Posadas SAB de CV, 9.25% Sr. Unsec.
   Nts., 1/15/15(4)                                   105,000            101,325
                                                                    ------------
CONSUMER STAPLES--0.6%
FOOD & STAPLES RETAILING--0.2%
Cencosud SA, 5.50% Sr. Unsec. Nts.,
   1/20/21(4)                                          95,000             92,608
                                                                    ------------
FOOD PRODUCTS--0.4%
Arcor, 7.25% Sr. Unsec. Nts., 11/9/17(4)               30,000             31,545
MHP SA, 10.25% Sr. Unsec. Nts., 4/29/15(4)            145,000            155,513
                                                                    ------------
                                                                         187,058
                                                                    ------------
ENERGY--4.8%
OIL, GAS & CONSUMABLE FUELS--4.8%
Afren plc, 11.50% Sr. Sec. Nts., 2/1/16(4)             70,000             73,150
Alliance Oil Co. Ltd., 9.875% Sr. Unsec.
   Nts., 3/11/15(4)                                   100,000            108,250
Empresa Nacional del Petroleo, 5.25% Unsec.
   Nts., 8/10/20(4)                                    25,000             24,619
Gaz Capital SA:
6.212% Sr. Unsec. Unsub. Nts., 11/22/16(4)            100,000            106,750
7.288% Sr. Sec. Nts., 8/16/37(4)                      110,000            116,875
8.125% Nts., 7/31/14(4)                               100,000            113,688
8.146% Sr. Sec. Nts., 4/11/18(4)                      100,000            116,062
8.625% Sr. Sec. Nts., 4/28/34(4)                      100,000            122,750
9.25% Sr. Unsec. Unsub. Nts., 4/23/19(4)              110,000            135,507
KazMunayGaz National Co., 6.375% Sr. Unsec.
   Bonds, 4/9/21(4)                                    95,000             97,736
KMG Finance Sub BV, 9.125% Sr. Unsec. Unsub.
   Nts., 7/2/18(4)                                    120,000            145,800
Lukoil International Finance BV:
6.125% Sr. Unsec. Nts., 11/9/20(4)                    120,000            121,956
6.656% Sr. Unsec. Unsub. Bonds, 6/7/22(4)              55,000             56,788


                   4 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

                                                  Principal
                                                   Amount               Value
                                               --------------       ------------
OIL, GAS & CONSUMABLE FUELS CONTINUED
7.25% Sr. Unsec. Unsub. Nts., 11/5/19(4)       $       20,000       $     21,850
Nak Naftogaz Ukraine, 9.50% Unsec. Nts.,
   9/30/14                                            115,000            125,373
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%
   Sr. Sec. Nts., 6/30/21(4)                           40,000             42,050
Pan American Energy LLC, 7.875% Sr. Unsec.
   Nts., 5/7/21(4)                                     55,000             58,850
Pemex Project Funding Master Trust, 6.625%
   Sr. Unsec. Unsub. Nts., 6/15/38                     50,000             49,401
Petrobras International Finance Co.:
5.75% Sr. Unsec. Unsub. Nts., 1/20/20                 105,000            109,448
7.875% Sr. Unsec. Nts., 3/15/19                        65,000             76,913
Petroleos de Venezuela SA, 8.50% Sr. Nts.,
   11/2/17                                            170,000            116,450
Petroleos Mexicanos:
5.50% Sr. Unsec. Unsub. Nts., 1/21/21                  30,000             30,150
6% Sr. Unsec. Unsub. Nts., 3/5/20                     115,000            120,750
Petroleum Co. of Trinidad & Tobago Ltd.,
   9.75% Sr. Unsec. Nts., 8/14/19(4)                  100,000            122,500
PT Adaro Indonesia, 7.625% Nts., 10/22/19(4)          100,000            110,250
Tengizchevroil LLP, 6.124% Nts., 11/15/14(4)           57,182             60,613
                                                                    ------------
                                                                       2,384,529
                                                                    ------------
FINANCIALS--3.6%
COMMERCIAL BANKS--3.1%
Akbank TAS, 5.125% Sr. Unsec. Nts.,
   7/22/15(3)                                          55,000             55,220
Alfa Bank/Alfa Bond Issuance plc, 7.875%
   Nts., 9/25/17(4)                                    40,000             41,500
Banco BMG SA, 9.15% Nts., 1/15/16(4)                  100,000            106,500
Banco Cruzeiro do Sul SA, 8.875% Sub. Nts.,
   9/22/20(4)                                          20,000             19,400
Banco de Credito del Peru, 5.375% Sr. Nts.,
   9/16/20(4)                                          40,000             38,600
Banco do Brasil SA, 5.375% Unsec. Sub. Nts.,
   1/15/21(4)                                          20,000             19,430
Banco Votorantim SA, 5.25% Sr. Unsec. Unsub.
   Nts., 2/11/16(4)                                    35,000             35,595
Bancolombia SA, 4.25% Sr. Unsec. Nts.,
   1/12/16(4)                                          60,000             59,100
Halyk Savings Bank of Kazakhstan JSC:
7.25% Unsec. Unsub. Nts., 5/3/17(4)                   100,000            104,000
9.25% Sr. Nts., 10/16/13(4)                           350,000            386,750
ICICI Bank Ltd.:
5.50% Sr. Unsec. Nts., 3/25/15(4)                     100,000            104,055
6.375% Bonds, 4/30/22(4)                              100,000             99,598
PrivatBank JSC/UK SPV Credit Finance plc, 8%
   Sr. Sec. Nts., 2/6/12(4)                           100,000             99,938
Turkiye Is Bankasi (Isbank), 5.10% Sr.
   Unsec. Nts., 2/1/16(3)                              55,000             54,519
VEB Finance Ltd., 6.902% Sr. Unsec. Unsub.
   Nts., 7/9/20(4)                                     70,000             73,416
VTB Capital SA:
6.315% Nts., 2/22/18(3)                                90,000             91,215
6.465% Sr. Sec. Unsub. Nts., 3/4/15(4)                100,000            106,380
6.551% Sr. Unsec. Nts., 10/13/20(4)                    40,000             40,076
                                                                    ------------
                                                                       1,535,292
                                                                    ------------
DIVERSIFIED FINANCIAL SERVICES--0.5%
BM&F BOVESPA SA, 5.50% Sr. Unsec. Nts.,
   7/16/20(4)                                         130,000            131,037


                   5 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

                                                  Principal
                                                   Amount               Value
                                               --------------       ------------
DIVERSIFIED FINANCIAL SERVICES CONTINUED
TNK-BP Finance SA, 7.25% Sr. Unsec. Unsub.
   Bonds, 2/2/20(4)                            $      100,000       $    109,380
                                                                    ------------
                                                                         240,417
                                                                    ------------
INDUSTRIALS--0.3%
CONSTRUCTION & ENGINEERING--0.2%
Odebrecht Finance Ltd., 7% Sr. Unsec. Nts.,
   4/21/20(4)                                         100,000            108,500
                                                                    ------------
ROAD & RAIL--0.1%
Kazakhstan Temir Zholy Finance BV, 6.375%
   Sr. Unsec. Nts., 10/6/20(4)                         20,000             21,000
                                                                    ------------
TRANSPORTATION INFRASTRUCTURE--0.0%
Aeropuertos Argentina 2000 SA, 10.75% Sr.
   Sec. Nts., 12/1/20(4)                               15,000             16,200
                                                                    ------------
MATERIALS--2.4%
CHEMICALS--0.4%
Braskem Finance Ltd., 7.25% Sr. Unsec. Nts.,
   6/5/18(4)                                          100,000            107,000
Braskem SA, 7% Sr. Unsec. Nts., 5/7/20(4)             100,000            103,750
                                                                    ------------
                                                                         210,750
                                                                    ------------
CONSTRUCTION MATERIALS--0.7%
CEMEX Espana SA, 9.25% Sr. Sec. Nts.,
   5/12/20(4)                                         100,000            103,500
CEMEX Finance LLC, 9.50% Sr. Sec. Bonds,
   12/14/16(4)                                        100,000            107,800
CEMEX SAB de CV, 9% Sr. Sec. Nts.,
   1/11/18(4)                                          60,000             62,400
West China Cement Ltd., 7.50% Sr. Nts.,
   1/25/16(4)                                          45,000             45,225
                                                                    ------------
                                                                         318,925
                                                                    ------------
METALS & MINING--1.3%
Alrosa Finance SA, 7.75% Nts., 11/3/20(4)              60,000             63,900
JSC Severstal, 6.70% Nts., 10/25/17(4)                 60,000             60,600
Metinvest BV, 8.75% Sr. Unsec. Unsub. Nts.,
   2/14/18(4)                                          70,000             71,750
Steel Capital SA for OAO Severstal, 9.75%
   Sec. Nts., 7/29/13(4)                              100,000            113,000
Vedanta Resources plc, 9.50% Sr. Unsec.
   Nts., 7/18/18(4)                                   305,000            337,788
                                                                    ------------
                                                                         647,038
                                                                    ------------
TELECOMMUNICATION SERVICES--1.6%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.6%
Axtel SAB de CV, 9% Sr. Unsec. Nts.,
   9/22/19(4)                                          95,000             91,913
Telemar Norte Leste SA, 5.50% Sr. Unsec.
   Nts., 10/23/20(4)                                  199,000            192,831
                                                                    ------------
                                                                         284,744
                                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES--1.0%
MTS International Funding Ltd., 8.625% Sr.
   Unsec. Nts., 6/22/20(4)                            100,000            112,250
Vimpel Communications/VIP Finance Ireland
   Ltd. OJSC, 7.748% Nts., 2/2/21(4)                   50,000             51,940
VIP Finance Ireland Ltd., 9.125% Bonds,
   4/30/18(4)                                         290,000            330,252
                                                                    ------------
                                                                         494,442
                                                                    ------------
UTILITIES--2.6%
ELECTRIC UTILITIES--2.1%
Centrais Eletricas Brasileiras SA, 6.875%
   Sr. Unsec. Unsub. Nts., 7/30/19(4)                 100,000            111,000


                   6 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

                                                  Principal
                                                   Amount               Value
                                               --------------       ------------
ELECTRIC UTILITIES CONTINUED
Eskom Holdings Ltd.:
10% Nts., Series ES23, 1/25/23                      3,000,000 ZAR   $    449,979
5.75% Sr. Unsec. Bonds., 1/26/21(4)                   120,000            120,300
Israel Electric Corp. Ltd., 7.25% Nts.,
   1/15/19(4)                                         125,000            132,957
Majapahit Holding BV, 7.75% Nts.,
   10/17/16(4)                                        120,000            135,300
TGI International Ltd., 9.50% Nts.,
   10/3/17(4)                                         100,000            111,500
                                                                    ------------
                                                                       1,061,036
                                                                    ------------
ENERGY TRADERS--0.4%
Colbun SA, 6% Sr. Unsec. Nts., 1/21/20(4)             100,000            100,827
Power Sector Assets & Liabilities Management
   Corp., 7.25% Sr. Gtd. Unsec. Nts.,
   5/27/19(4)                                         100,000            115,120
                                                                    ------------
                                                                         215,947
                                                                    ------------
WATER UTILITIES--0.1%
Cia de Saneamento Basico do Estado de Sao
   Paulo, 6.25% Sr. Unsec. Nts., 12/16/20(4)           40,000             40,300
                                                                    ------------
Total Corporate Bonds and Notes
   (Cost $7,840,326)                                                   7,960,111
                                                                    ------------
STRUCTURED SECURITIES--8.6%
Barclays Bank plc:
Indonesia (Republic of) Total Return Linked
   Bonds, 10.50%, 8/19/30                       4,276,000,000 IDR        506,182
Indonesia (Republic of) Total Return Linked
   Bonds, 11%, 9/17/25                          3,069,000,000 IDR        386,114
Indonesia (Republic of) Total Return Linked
   Bonds, 11.50%, 9/18/19                       1,000,000,000 IDR        133,034
Indonesia (Republic of) Total Return Linked
   Bonds, Series 10, 10.50%, 8/19/30            1,211,000,000 IDR        143,355
Indonesia (Republic of) Total Return Linked
   Bonds, Series 105, 11%, 9/17/25              1,045,000,000 IDR        131,473
Indonesia (Republic of) Total Return Linked
   Bonds, Series 12, 10.50%, 8/19/30              930,000,000 IDR        110,091
Indonesia (Republic of) Total Return Linked
   Bonds, Series 15, 11%, 9/17/25                 435,000,000 IDR         54,728
Indonesia (Republic of) Total Return Linked
   Bonds, Series 5, 11%, 9/17/25                1,600,000,000 IDR        201,298
Citigroup Funding, Inc.:
Ghana (Republic of) Credit Linked Bonds,
   14%, 3/9/11(2,3)                                   240,000 GHS        159,654
Instituto Costarricense De Eletricidad
   Total Return Linked Nts.,
   2.303%, 10/25/11(2)                                 50,000             50,094
Ukraine (Republic of) Credit Linked Nts.,
   5.50%, 9/1/15(2,3)                                 970,000 UAH        109,292
Citigroup Global Markets Holdings, Inc.,
   Colombia (Republic of) Total Return
   Linked Bonds, Series 2, 11%, 7/27/20           180,000,000 COP        110,149
JPMorgan Chase & Co.:
Colombia (Republic of) Credit Linked Nts.,
   11%, 7/28/20(3)                                265,000,000 COP        162,168
Colombia (Republic of) Credit Linked Nts.,
   Series 2, 11%, 7/28/20(3)                       51,000,000 COP         31,210
Indonesia (Republic of) Credit Linked Bonds,
   8.25%, 7/19/21(4)                            3,960,000,000 IDR        432,307
Indonesia (Republic of) Credit Linked Bonds,
   Series 2, 10.50%, 8/19/30(4)                 2,400,000,000 IDR        284,106


                   7 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

                                                  Principal
                                                   Amount               Value
                                               --------------       ------------
JSC Gazprom Credit Linked Nts., Series 4,
   13.12%, 6/28/12(2,3)                            27,000,000 RUR   $  1,018,272
JPMorgan Chase Bank NA, Russian Federation
   Credit Linked Bonds, Series 2, 7.15%,
   1/25/13(2)                                       4,120,000 RUR        145,134
Standard Bank Group Ltd., Ghana (Republic
   of) Credit Linked Bonds, 10.915%,
   3/23/11(3,5)                                       150,000 GHS         99,095
                                                                    ------------
Total Structured Securities
   (Cost $4,311,153)                                                   4,267,756
                                                                    ------------

                                                   Shares
                                               --------------
INVESTMENT COMPANY--8.8%
Oppenheimer Institutional Money Market Fund,
   Cl. E, 0.21%(6,7) (Cost $4,332,512)              4,332,512          4,332,512
                                                                    ------------
Total Investments, at Value
   (Cost $49,096,113)                                    98.6%        48,751,846
                                                                    ------------
Other Assets Net of Liabilities                           1.4            683,293
                                               --------------       ------------
Net Assets                                              100.0%      $ 49,435,139
                                               ==============       ============

Footnotes to Statement of Investments

Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

ARP Argentine Peso
BRR Brazilian Real
COP Colombian Peso
GHS Ghana Cedi
HUF Hungarian Forint
IDR Indonesia Rupiah
KRW South Korean Won
MXN Mexican Nuevo Peso
PEN Peruvian New Sol
PHP Philippines Peso
PLZ Polish Zloty
RUR Russian Ruble
TRY New Turkish Lira
UAH Ukraine Hryvnia
ZAR South African Rand

(1.) All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $143,291. See accompanying Notes.

(2.) Represents the current interest rate for a variable or increasing rate security.


                   8 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

(3.) Restricted security. The aggregate value of restricted securities as of February 28, 2011 was $2,181,946, which represents 4.41% of the Fund's net assets. See accompanying Notes. Information concerning restricted securities is as follows:

                                                                                           UNREALIZED
                                                 ACQUISITION                              APPRECIATION
SECURITY                                            DATES         COST         VALUE     (DEPRECIATION)
--------                                         -----------   ----------   ----------   --------------
Akbank TAS, 5.125% Sr. Unsec. Nts., 7/22/15         7/15/10    $   54,687   $   55,220      $    533
Citigroup Funding, Inc., Ghana (Republic of)
   Credit Linked Bonds, 14%, 3/9/11                  8/5/10       167,662      159,654        (8,008)
Citigroup Funding, Inc., Ukraine (Republic of)
   Credit Linked Nts., 5.50%, 9/1/15                 9/7/10       100,725      109,292         8,567
JPMorgan Chase & Co., Colombia (Republic of)
   Credit Linked Nts., 11%, 7/28/20                 8/24/10       184,339      162,168       (22,171)
JPMorgan Chase & Co., Colombia (Republic of)
   Credit Linked Nts., Series 2, 11%, 7/28/20       10/6/10        35,930       31,210        (4,720)
JPMorgan Chase & Co., JSC Gazprom Credit
   Linked Nts., Series 4, 13.12%, 6/28/12           12/7/10       942,269    1,018,272        76,003
Peru (Republic of) Sr. Unsec. Nts., 7.84%,         11/10/10
   8/12/20                                         -1/25/11       315,658      308,111        (7,547)
Provincia de Buenos Aires, Sr. Unsec. Unsub.
   Nts., 10.875%, 1/26/21                           1/19/11        97,927       93,190        (4,737)
Standard Bank Group Ltd., Ghana (Republic of)
   Credit Linked Bonds, 10.915%, 3/23/11            9/22/10       104,236       99,095        (5,141)
Turkiye Is Bankasi (Isbank), 5.10% Sr. Unsec.
   Nts., 2/1/16                                     1/24/11        54,523       54,519            (4)
VTB Capital SA, 6.315% Nts., 2/22/18                2/10/11        90,000       91,215         1,215
                                                               ----------   ----------      --------
                                                               $2,147,956   $2,181,946      $ 33,990
                                                               ==========   ==========      ========

(4.) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $8,616,663 or 17.43% of the Fund's net assets as of February 28, 2011.

(5.) Zero coupon bond reflects effective yield on the date of purchase.

(6.) Rate shown is the 7-day yield as of February 28, 2011.

(7.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 28, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                     SHARES            GROSS        GROSS           SHARES
                                                 JUNE 30, 2010(a)    ADDITIONS   REDUCTIONS   FEBRUARY 28, 2011
                                                 ----------------   ----------   ----------   -----------------
Oppenheimer Institutional Money Market Fund,
   Cl. E                                                --          26,655,466   22,322,954       4,332,512

                                                    VALUE     INCOME
                                                 ----------   ------
Oppenheimer Institutional Money Market Fund,
   Cl. E                                         $4,332,512   $2,132

(a.) Commencement of operations.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).


                   9 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

The table below categorizes amounts as of February 28, 2011 based on valuation input level:

                                       LEVEL 1--       LEVEL 2--         LEVEL 3--
                                      UNADJUSTED         OTHER          SIGNIFICANT
                                        QUOTED        SIGNIFICANT      UNOBSERVABLE
                                        PRICES     OBSERVABLE INPUTS      INPUTS         VALUE
                                      ----------   -----------------   ------------   -----------
ASSETS TABLE
INVESTMENTS, AT VALUE:
U.S. Government Obligations           $       --      $   259,143           $--       $   259,143
Foreign Government Obligations                --       31,932,324            --        31,932,324
Corporate Bonds and Notes                     --        7,960,111            --         7,960,111
Structured Securities                         --        4,267,756            --         4,267,756
Investment Company                     4,332,512               --            --         4,332,512
                                      ----------      -----------           ---       -----------
Total Investments, at Value            4,332,512       44,419,334            --        48,751,846
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts           --          101,731            --           101,731
Futures margins                              656               --            --               656
Appreciated swaps, at value                   --           11,838            --            11,838
                                      ----------      -----------           ---       -----------
Total Assets                          $4,333,168      $44,532,903           $--       $48,866,071
                                      ==========      ===========           ===       ===========
LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts   $       --      $  (107,943)          $--       $  (107,943)
Futures margins                          (13,969)              --            --           (13,969)
Appreciated swaps, at value                   --           (3,245)           --            (3,245)
Depreciated swaps, at value                   --          (71,539)           --           (71,539)
                                      ----------      -----------           ---       -----------
Total Liabilities                     $  (13,969)     $  (182,727)          $--       $  (196,696)
                                      ==========      ===========           ===       ===========

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings                Value      Percent
-------------------             -----------   -------
Mexico                          $ 5,990,222     12.3%
Turkey                            5,429,910     11.1
Brazil                            5,210,161     10.7
United States                     4,591,655      9.4
South Africa                      4,059,692      8.3
Poland                            3,591,727      7.4
Russia                            3,377,791      6.9
Indonesia                         3,143,801      6.4
Colombia                          2,623,803      5.4
Korea, Republic of South          1,823,060      3.7
Argentina                         1,206,182      2.5
Hungary                           1,155,168      2.4
Peru                                942,374      1.9
Venezuela                           897,649      1.8
Ukraine                             822,549      1.7
Kazakhstan                          815,899      1.7
India                               541,441      1.1
Philippines                         473,822      1.0
Panama                              410,500      0.8
Uruguay                             356,500      0.7
Ghana                               318,424      0.7
Chile                               218,054      0.4


                   10 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

Geographic Holdings Continued      Value      Percent
-----------------------------   -----------   -------
Israel                          $   132,957      0.3%
Trinidad & Tobago                   122,500      0.3
Malaysia                            104,436      0.2
Dominican Republic                  103,500      0.2
Nigeria                              73,150      0.2
Costa Rica                           50,094      0.1
China                                45,225      0.1
Qatar                                41,000      0.1
Egypt                                36,000      0.1
Sri Lanka                            29,700      0.1
Belize                               12,900      0.0
                                -----------    -----
Total                           $48,751,846    100.0%
                                ===========    =====

FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF FEBRUARY 28, 2011 ARE AS FOLLOWS:

COUNTERPARTY/                   BUY/   CONTRACT AMOUNT   EXPIRATION                UNREALIZED     UNREALIZED
CONTRACT DESCRIPTION            SELL        (000'S)         DATES       VALUE     APPRECIATION   DEPRECIATION
--------------------            ----   ---------------   ----------   ---------   ------------   ------------
BANC OF AMERICA:
Argentine Peso (ARP)            Buy            740 ARP      3/29/11   $ 182,360     $  1,864       $    241
Chinese Renminbi (Yuan) (CNY)   Buy          3,900 CNY       6/7/11     594,839        4,872          1,253
South Korean Won (KRW)          Sell        98,000 KRW       3/8/11      86,786        1,901             --
                                                                                    --------       --------
                                                                                       8,637          1,494
                                                                                    --------       --------
BANK PARIBAS ASIA - FGN
Czech Koruna (CZK)              Buy         10,200 CZK      3/18/11     578,177       12,718             --
                                                                                    --------       --------
BARCLAY'S CAPITAL:
Colombian Peso (COP)            Sell       102,000 COP       7/5/11      53,983           42             --
Euro (EUR)                      Sell           950 EUR      4/11/11   1,310,244           --         15,584
Russian Ruble (RUR)             Buy          8,550 RUR      4/29/11     294,712          392             --
South African Rand (ZAR)        Sell         3,380 ZAR       4/6/11     482,639           --         21,473
South Korean Won (KRW)          Buy        365,000 KRW      3/14/11     323,115           --          2,197
                                                                                    --------       --------
                                                                                         434         39,254
                                                                                    --------       --------
CITIGROUP:
Colombian Peso (COP)            Buy        102,000 COP       7/5/11      53,983           --            128
Mexican Nuevo Peso (MXN)        Buy         12,500 MXN       4/1/11   1,029,575        3,029             --
Singapore Dollar (SGD)          Buy            670 SGD      4/18/11     526,967        3,578             --
                                                                                    --------       --------
                                                                                       6,607            128
                                                                                    --------       --------
CITIGROUP EM
                                                            3/17/11
Colombian Peso (COP)            Sell     1,735,000 COP     -4/18/11      916,598       4,485             --
                                                                                    --------       --------
CREDIT SUISSE
New Turkish Lira (TRY)          Sell         2,930 TRY      4/11/11    1,821,089       8,968             --
                                                                                    --------       --------
DEUTSCHE BANK CAPITAL CORP.:
Chinese Renminbi (Yuan) (CNY)   Buy          4,200 CNY       1/6/12      644,290          --          7,619
                                                             6/7/11
Chinese Renminbi (Yuan) (CNY)   Sell         4,220 CNY     -6/20/11     643,682        2,434             --
                                                                                    --------       --------
                                                                                       2,434          7,619
                                                                                    --------       --------
DEUTSCHE BANK EM:
Chinese Renminbi (Yuan) (CNY)   Buy          2,040 CNY      3/16/11     310,534          786             --


                   11 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

Malaysian Ringgit (MYR)         Buy          4,650 MYR      4/18/11   1,519,047          333             --
Russian Ruble (RUR)             Buy          1,865 RUR      4/11/11      64,385          993             --
                                                                                    --------       --------
                                                                                       2,112             --
                                                                                    --------       --------
GOLDMAN SACHS EM:
Brazilian Real (BRR)            Buy            180 BRR       3/2/11     108,186          691             --
Brazilian Real (BRR)            Sell           180 BRR       4/4/11     107,486           --            648
Chinese Renminbi (Yuan) (CNY)   Buy          4,040 CNY      2/16/12     620,534           --          6,999
Chinese Renminbi (Yuan) (CNY)   Sell         2,040 CNY      3/16/11     310,534           --            268
Malaysian Ringgit (MYR)         Buy          1,610 MYR      4/18/11     525,950           --          2,352
                                                            4/18/11
Mexican Nuevo Peso (MXN)        Sell         9,420 MXN     -4/19/11     774,829        2,855             --
                                                                                    --------       --------
                                                                                       3,546         10,267
                                                                                    --------       --------
HSBC EM
                                                             3/2/11
Brazilian Real (BRR)            Sell           330 BRR      -4/4/11     197,757           --          1,549
                                                                                    --------       --------
JP MORGAN CHASE:
Chinese Renminbi (Yuan) (CNY)   Buy          3,600 CNY       6/7/11     549,082       10,160             --
Mexican Nuevo Peso (MXN)        Buy          5,420 MXN      4/18/11     445,821           --          1,989
Philippines Peso (PHP)          Sell         2,000 PHP       3/4/11      45,877           --          1,044
                                                                                    --------       --------
                                                                                      10,160          3,033
                                                                                    --------       --------
JP MORGAN EM:
Argentine Peso (ARP)            Buy            530 ARP      3/29/11     130,609        2,142             --
                                                            6/20/11
Chinese Renminbi (Yuan) (CNY)   Buy          9,020 CNY     -2/17/12   1,383,703           --         17,289
Chinese Renminbi (Yuan) (CNY)   Sell         4,180 CNY       6/7/11     637,545        3,756             --
Czech Koruna (CZK)              Buy         11,200 CZK      3/18/11     634,861        4,648             --
Indonesia Rupiah (IDR)          Buy      3,235,000 IDR      4/18/11     363,659        1,889             --
                                                             3/4/11
Philippines Peso (PHP)          Buy         36,000 PHP      -5/2/11     824,434          556          1,259
                                                             3/3/11
Russian Ruble (RUR)             Buy         12,845 RUR     -4/25/11     443,549        1,262            377
South Korean Won (KRW)          Buy        170,000 KRW      3/21/11     150,427           --          1,971
                                                             3/8/11
South Korean Won (KRW)          Sell       559,000 KRW     -3/22/11     494,784        9,076             --
                                                                                    --------       --------
                                                                                      23,329         20,896
                                                                                    --------       --------
MORGAN STANLEY EM:
South Korean Won (KRW)          Buy        363,000 KRW      3/14/11     321,344           --          3,633
South Korean Won (KRW)          Sell       328,000 KRW       3/8/11     290,469        6,096             --
                                                                                    --------       --------
                                                                                       6,096          3,633
                                                                                    --------       --------
NOMURA SECURITIES:
Chinese Renminbi (Yuan) (CNY)   Buy          1,930 CNY      2/19/13     306,654        1,154             --
Mexican Nuevo Peso (MXN)        Sell        12,500 MXN       4/1/11   1,029,575           --          5,283
Singapore Dollar (SGD)          Buy            750 SGD      5/18/11     589,995        3,494             --
                                                                                    --------       --------
                                                                                       4,648          5,283
                                                                                    --------       --------
SANTANDER EM
Colombian Peso (COP)            Sell       565,000 COP      3/17/11     297,340        1,258             --
                                                                                    --------       --------
STANDARD NY EM
South African Rand (ZAR)        Sell         3,535 ZAR       4/6/11     504,772           --         13,759
                                                                                    --------       --------
STATE STREET:
Hungarian Forint (HUF)          Buy        257,000 HUF      4/11/11   1,300,042        6,180             --
Polish Zloty (PLZ)              Sell           480 PLZ       4/4/11     166,858          119          1,028
                                                                                       6,299          1,028
                                                                                    --------       --------
Total unrealized appreciation
   and depreciation                                                                 $101,731       $107,943
                                                                                    ========       ========


                   12 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

FUTURES CONTRACTS AS OF FEBRUARY 28, 2011 ARE AS FOLLOWS:

                                                                                UNREALIZED
                                        NUMBER OF   EXPIRATION                 APPRECIATION
CONTRACT DESCRIPTION         BUY/SELL   CONTRACTS      DATE         VALUE     (DEPRECIATION)
--------------------         --------   ---------   ----------   ----------   --------------
U.S. Treasury Nts., 5 yr.        Sell       36        6/30/11    $4,209,750      $ (8,759)
U.S. Treasury Nts., 10 yr.        Buy        6        6/21/11       714,281         3,141
U.S. Treasury Nts., 10 yr.       Sell       66        6/21/11     7,857,094       (34,615)
                                                                                 --------
                                                                                 $(40,233)
                                                                                 ========

CREDIT DEFAULT SWAP CONTRACTS AS OF FEBRUARY 28, 2011 ARE AS
FOLLOWS:

                                                      PAY/                   UPFRONT
                             BUY/SELL    NOTIONAL   RECEIVE                  PAYMENT
REFERENCE ENTITY/             CREDIT      AMOUNT     FIXED    TERMINATION   RECEIVED/              UNREALIZED
SWAP COUNTERPARTY           PROTECTION    (000'S)     RATE        DATE        (PAID)     VALUE    APPRECIATION
-----------------           ----------   --------   -------   -----------   ---------   -------   --------------
PETROLEOS DE VENEZUELA SA
Barclays Bank plc                 Sell     $175        5%       7/20/11       $4,524    $(3,245)      $1,279

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

                                      TOTAL MAXIMUM POTENTIAL
                                        PAYMENTS FOR SELLING
TYPE OF REFERENCE ASSET ON WHICH          CREDIT PROTECTION        AMOUNT      REFERENCE ASSET
THE FUND SOLD PROTECTION                    (UNDISCOUNTED)      RECOVERABLE*    RATING RANGE**
--------------------------------      -----------------------   ------------   ---------------
Non-Investment Grade Sovereign Debt           $175,000               $--             BB-

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor's rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

INTEREST RATE SWAP CONTRACTS AS OF FEBRUARY 28, 2011 ARE AS FOLLOWS:

                                  NOTIONAL
INTEREST RATE/                     AMOUNT            PAID BY         RECEIVED BY     TERMINATION
SWAP COUNTERPARTY                  (000'S)           THE FUND          THE FUND          DATE        VALUE
-----------------                 --------       ---------------   ---------------   -----------   --------
BZDI:
Barclays Bank plc                   1,875  BRR              BZDI            12.040%      1/4/17    $(13,172)
Barclays Bank plc                   1,400  BRR              BZDI            12.050       1/2/17      (6,570)
Goldman Sachs Group, Inc. (The)     4,815  BRR              BZDI            12.120       1/4/17     (22,927)
Goldman Sachs Group, Inc. (The)       660  BRR              BZDI            11.420       1/3/14      (4,918)
Goldman Sachs Group, Inc. (The)       710  BRR              BZDI            11.390       1/5/15      (6,217)
                                  -------                                                          --------
Total                               9,460  BRR                                                      (53,804)
                                  =======                                                          ========
MXN TIIE BANXICO:
                                                        MXN TIIE
Bank of America Merrill Lynch       7,000  MXN           BANXICO             5.875      12/6/12        (739)
                                                        MXN TIIE
Bank of America Merrill Lynch      16,500  MXN           BANXICO             5.735     11/29/12      (2,516)
                                                        MXN TIIE
Bank of America Merrill Lynch      10,500  MXN           BANXICO             5.750      12/5/12      (1,428)
                                                        MXN TIIE
Barclays Bank plc                   7,400  MXN           BANXICO             5.630      1/21/13        (641)


                   13 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS FEBRUARY 28, 2011 (UNAUDITED)

                                                        MXN TIIE
Citibank NA                         7,300  MXN           BANXICO             5.640      1/16/13        (653)
                                                        MXN TIIE
Deutsche Bank AG                   15,000  MXN           BANXICO             5.890      1/10/13      (1,350)
Goldman Sachs Group, Inc. (The)                         MXN TIIE
                                   17,100  MXN           BANXICO             5.880     12/14/12      (1,662)
                                  -------                                                          --------
Total                              80,800  MXN                                                       (8,989)
                                  =======                                                          ========
SIX-MONTH CZK PRIBOR PRBO:
                                                                         Six-Month
Morgan Stanley                     13,300  CZK             3.060%  CZK PRIBOR PRBO     12/16/15       4,547
                                                                         Six-Month
Barclays Bank plc                  14,400  CZK             3.200   CZK PRIBOR PRBO     12/21/15       2,923
                                  -------                                                          --------
Total                              27,700  CZK                                                        7,470
                                  =======                                                          ========
SIX-MONTH EUR EURIBOR:
                                                   Six-Month EUR
Barclays Bank plc                     560  EUR           EURIBOR             3.580      2/21/15       1,170
                                                   Six-Month EUR
Morgan Stanley                        530  EUR           EURIBOR             3.410     12/16/15      (1,062)
                                  -------                                                          --------
Total                               1,090  EUR                                                          108
                                  =======                                                          ========
SIX-MONTH PLZ WIBOR WIBO:
Goldman Sachs Group, Inc.                                                Six-Month
   (The)                            2,290  PLZ             5.170    PLZ WIBOR WIBO       2/8/13         172
Goldman Sachs Group, Inc.                          Six-Month PLZ
   (The)                              990  PLZ        WIBOR WIBO             5.540       2/8/16        (856)
                                                                         Six-Month
JP Morgan Chase Bank NA             2,190  PLZ             5.160    PLZ WIBOR WIBO       2/8/13         307
                                                   Six-Month PLZ
JP Morgan Chase Bank NA               950  PLZ        WIBOR WIBO             5.530       2/8/16        (964)
                                  -------                                                          --------
Total                               6,420  PLZ                                                       (1,341)
                                  =======                                                          ========
THREE-MONTH ZAR JIBAR SAFEX:
                                                                       Three-Month
Barclays Bank plc                   3,900  ZAR             7.040   ZAR JIBAR SAFEX      1/21/14          87
                                                                       Three-Month
Barclays Bank plc                   3,880  ZAR             7.050   ZAR JIBAR SAFEX      1/24/14          86
                                                     Three-Month
Barclays Bank plc                   1,540  ZAR   ZAR JIBAR SAFEX             8.350      1/24/21      (1,659)
                                                     Three-Month
Barclays Bank plc                   1,540  ZAR   ZAR JIBAR SAFEX             8.310      1/21/21      (1,648)
                                                                       Three-Month
JP Morgan Chase Bank NA             3,830  ZAR             6.800   ZAR JIBAR SAFEX      1/20/14          81
                                                                       Three-Month
JP Morgan Chase Bank NA             3,900  ZAR             7.150   ZAR JIBAR SAFEX       2/2/14         (88)
                                                     Three-Month
JP Morgan Chase Bank NA             1,530  ZAR   ZAR JIBAR SAFEX             8.120      1/20/21      (2,469)
                                                     Three-Month
JP Morgan Chase Bank NA             1,600  ZAR   ZAR JIBAR SAFEX             8.430       2/2/21       2,465
                                  -------                                                          --------
Total                              21,720  ZAR                                                       (3,145)
                                                                                                   --------
Total Interest Rate Swaps                                                                          $(59,701)
                                                                                                   ========

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

BRR  Brazilian Real
CZK  Czech Koruna


                   14 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

EUR Euro
MXN Mexican Nuevo Peso
PLZ Polish Zloty
ZAR South African Rand

Abbreviations/Definitions are as follows:

BANIXCO     Banco de Mexico
BZDI        Brazil Interbank Deposit Rate
EURIBOR     Euro Interbank Offered Rate
JIBAR       South Africa Johannesburg Interbank Agreed Rate
PRIBOR PRBO Prague Interbank Offering Rate
SAFEX       South African Futures Exchange
TIIE        Interbank Equilibrium Interest Rate
WIBOR WIBO  Poland Warsaw Interbank Offer Bid Rate

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

SWAP SUMMARY AS OF FEBRUARY 28, 2011 IS AS FOLLOWS:

                                                                    NOTIONAL
                                           SWAP TYPE FROM            AMOUNT
SWAP COUNTERPARTY                         FUND PERSPECTIVE           (000'S)         VALUE
-----------------                  ------------------------------   --------       --------
Bank of America Merrill Lynch      Interest Rate                     34,000  MXN   $ (4,683)
Barclays Bank plc:
                                   Credit Default Sell Protection       175          (3,245)
                                   Interest Rate                      3,275  BRR    (19,742)
                                   Interest Rate                     14,400  CZK      2,923
                                   Interest Rate                        560  EUR      1,170
                                   Interest Rate                      7,400  MXN       (641)
                                   Interest Rate                     10,860  ZAR     (3,134)
                                                                                   --------
                                                                                    (22,669)
                                                                                   --------
Citibank NA                        Interest Rate                      7,300  MXN       (653)
                                                                                   --------
Deutsche Bank AG                   Interest Rate                     15,000  MXN     (1,350)
                                                                                   --------
Goldman Sachs Group, Inc. (The):
                                   Interest Rate                      6,185  BRR    (34,062)
                                   Interest Rate                     17,100  MXN     (1,662)
                                   Interest Rate                      3,280  PLZ       (684)
                                                                                   --------
                                                                                    (36,408)
                                                                                   --------
JP Morgan Chase Bank NA:
                                   Interest Rate                      3,140  PLZ       (657)
                                   Interest Rate                     10,860  ZAR        (11)
                                                                                   --------
                                                                                       (668)
                                                                                   --------
Morgan Stanley:
                                   Interest Rate                     13,300  CZK      4,547
                                   Interest Rate                        530  EUR     (1,062)
                                                                                   --------
                                                                                      3,485
                                                                                   --------
   Total Swaps                                                                     $(62,946)
                                                                                   ========

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

BRR Brazilian Real
CZK Czech Koruna


                   15 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

EUR Euro
MXN Mexican Nuevo Peso
PLZ Polish Zloty
ZAR South African Rand

NOTES TO STATEMENT OF INVESTMENTS

The Fund commenced operations June 30, 2010.

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

Structured securities are valued utilizing price quotations obtained from broker-dealers or independent pricing services. Values are determined based upon market inputs which typically include the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swap contracts are valued utilizing price quotations obtained from broker-dealer counterparties or independent pricing services. Values are determined based on relevant market information on the underlying reference assets which may include credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures and forward currency rates.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from independent pricing services.


                   16 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

STRUCTURED SECURITIES. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:


                   17 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of February 28, 2011, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $153,278, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $76,791 as of February 28, 2011. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative


                   18 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

     contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

     As of February 28, 2011 the Fund has not required certain counterparties to post collateral.

     CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

     As of February 28, 2011, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $105,943 for which collateral was not posted by the Fund. If a contingent feature would have been triggered as of February 28, 2011, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.


                   19 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

During the period ended February 28, 2011, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $16,761,295 and $6,991,493, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the period ended February 28, 2011, the Fund had an ending monthly average market value of $903,722 and $4,790,875 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

SWAP CONTRACTS

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities In the annual and semiannual reports. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual


                   20 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

     CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer's failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the "reference asset").

     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

     The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and/or, indexes that are either unavailable or considered to be less attractive in the bond market.

     For the period ended February 28, 2011, the Fund had ending monthly average notional amounts of $35,000 on credit default swaps to sell protection.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

     INTEREST RATE SWAP CONTRACTS. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

     The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

     The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.


                   21 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

     For the period ended February 28, 2011, the Fund, had ending monthly average notional amounts of $1,002,024 and $6,194,071 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

RESTRICTED SECURITIES

As of February 28, 2011, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of February 28, 2011 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities          $ 49,096,113
Federal tax cost of other investments    (11,316,780)
                                        ------------
Total federal tax cost                  $ 37,779,333
                                        ============
Gross unrealized appreciation           $    712,764
Gross unrealized depreciation             (1,155,686)
                                        ------------
Net unrealized depreciation             $   (442,922)
                                        ============


                   22 | Oppenheimer Emerging Markets Debt Fund

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 02/28/2011, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Emerging Markets Debt Fund


By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 04/11/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 04/11/2011


By: /s/ Brian W. Wixted
    ---------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 04/11/2011